                                                                    Exhibit 10.6

                              SECURITY AGREEMENT


          SECURITY AGREEMENT dated as of February 23, 2001 among LDIG Gamenet, Inc., a Delaware corporation (the "Grantor"), and Liberty Media Corporation, a Delaware corporation (the "Secured Party").

          The Grantor and the Secured Party have entered into a GSN Agreement (the "GSN Agreement"), dated as of February 23, 2001, by and among the Secured Party, Liberty Digital, Inc. and the Grantor. The Grantor has agreed to grant a security interest in the Collateral (as defined below) to secure its obligations (the "Secured Obligations") to reimburse the Secured Party and to transfer an interest in GSN (as defined below) to the Secured Party pursuant to the terms of the GSN Agreement.

          Accordingly, the Grantor and the Secured Party hereby agree as follows:

          1.   Definitions.  As used herein, the following terms shall have the
               -----------
following meanings:

               (a) "Collateral" shall mean all the right, title and interest of Grantor in GSN now owned or hereafter acquired, and Proceeds.

               (b) "GSN" shall mean Game Show Network, LLC, a Delaware limited liability company.

               (c) "Pledged Securities" shall mean any securities now or hereafter included in the Collateral.

               (d) "Proceeds" shall mean any consideration received from the sale, exchange, lease or other disposition of any asset or property which constitutes Collateral, and any other value received as a consequence of the possession of any Collateral.

          2.   Security Interest. As security for the payment or performance, as
               -----------------
the case may be, of the Secured Obligations, the Grantor hereby creates and grants to the Secured Party, its successors and its assigns, for its own benefit, a security interest (the "Security Interest") in the Collateral. Without limiting the foregoing, the Secured Party is hereby authorized to file one or more financing statements, continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest, naming the Grantor as debtor and the Secured Party as secured party.

          The Grantor agrees at all times to keep in all material respects accurate and complete accounting records with respect to the Collateral, including but not limited to, a record of all payments and Proceeds received.

          The Grantor agrees to deliver to the Secured Party any certificates evidencing Pledged Securities now or hereafter included in the Collateral and any such securities shall be accompanied by undated stock powers duly executed in blank or other instruments of transfer satisfactory to the Secured Party and by such other instruments and documents as the Secured Party may reasonably request.

          3.   Further Assurances. The Grantor agrees, at its expense, to
               -------------------
execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Secured Party may from time to time reasonably request for the assuring and preserving of the Security Interest and the rights and remedies created hereby, including, without limitation, the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith. The Grantor agrees to notify promptly the Secured Party of any change in its corporate name or in the location of its chief executive office or its chief place of business.

          4.   Inspection and Verification. The Secured Party and such persons
               ---------------------------
as the Secured Party may designate shall have the right, at any reasonable time or times during the Grantor's usual business hours, and upon reasonable notice (which may be telephonic), to inspect all records related to the Collateral (and to make extracts and copies from such records), to discuss the Grantor's affairs with the officers of the Grantor and its independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity and value of, or any other matter relating to, such Collateral.

          5.   Representations and Warranties. The Grantor represents and
               ------------------------------
warrants to the Secured Party that:

               (a)  Title and Authority. It has (i) rights in and good title to
                    -------------------
the Collateral in which it is granting a security interest hereunder and (ii) the requisite power and authority to grant to the Secured Party the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

               (b)  Filing. Fully executed UCC financing statements containing a
                    ------
description of the Collateral shall have been, or shall be delivered to the Secured Party in a form such that they can be, filed of record in every governmental, municipal or other office in every jurisdiction in which any portion of the Collateral is located necessary to publish notice of and protect the validity of and to establish a valid, legal and perfected security interest in favor of the Secured Party in respect of the Collateral in which a security interest may be perfected by filing in the United States and its territories and possessions, and no further or subsequent filing, refiring, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of UCC continuation statements.

               (c)  Validity of Security Interest. The Security Interest
                    -----------------------------
constitutes a valid, legal and perfected first priority security interest in all of the Collateral for payment and performance of the Secured Obligations.

               (d)  Information Regarding Names. Schedule I hereto contains a
                    ---------------------------
list of all trade names or styles (the "Tradenames") used to identify it in its business or in the ownership of its properties, and it confirms that (i) each such Tradename is a trade name and style (and not the name of an independent corporation or other legal entity) by which a Grantor may identify and sell certain of its goods or services and conduct a portion of its business; and (ii) new Tradenames may only be used after notice to the Secured Party, which notice shall set forth the name of such new Tradename.

               (e)  Absence of Other Liens. The Collateral is owned by it free
                    ----------------------
and clear of any lien of any nature whatsoever and no financing statement has been filed, under the UCC as in effect in any state or otherwise, covering any Collateral.

               (f)  Survival of Representations and Warranties. All
                    ------------------------------------------
representations and warranties of the Grantor contained in this Agreement shall survive the execution, delivery and performance of this Agreement until the termination of this Agreement pursuant to Section 24.

          6.   Protection of Security. The Grantor shall, at its own cost and
               ----------------------
expense, take any and all actions reasonably necessary to defend title to the Collateral owned by it against all persons and to defend the Security Interest of the Secured Party in such Collateral, and the priority thereof, against any adverse lien of any nature whatsoever.

          7.   Continuing Obligations of the Grantor. The Grantor shall remain
               -------------------------------------
liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement, interest or obligation relating to the Collateral, all in accordance with the terms and conditions thereof, and shall indemnify and hold harmless the Secured Party, from any and all such liabilities.

          8.   Use and Disposition of Collateral. The Grantor shall not make or
               ---------------------------------
permit to be made any assignment, pledge or hypothecation of the Collateral, or grant any security interest in the Collateral except for the Security Interest. The Grantor shall not make or permit to be made any transfer of the Collateral, and the Grantor shall remain at all times in possession of the Collateral owned by it other than transfers to the Secured Party pursuant to the provisions hereof and as otherwise provided in this Agreement.

          9.   Collections. The Secured Party shall have the right, as the true
               -----------
and lawful Secured Party of the Grantor, with power of substitution for the Grantor and in the Grantor's name, the Secured Party's name or otherwise, for the use and benefit of the Secured Party, upon the failure of the Grantor to reimburse the Secured Party or to transfer an interest in GSN to the Secured Party pursuant to the terms of the GSN Agreement ("Default"), (i) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of the Collateral, (ii) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to or pertaining to all or any of the Collateral and (iii) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Secured Party were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be
                  --------  -------
construed as requiring or obligating the Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Secured Party or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Secured Party or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Grantor or to any claim or action against the Secured Party in the absence of the gross negligence or willful misconduct of the Secured Party. It is understood and agreed that the appointment of the Secured Party as the Secured Party of the Grantor for the purposes set forth above in this Section 9 is coupled with an interest and is irrevocable. The provisions of this Section 9 shall in no event relieve the Grantor of any of its obligations hereunder or under the GSN Agreement with respect to the Collateral or any part thereof or impose any obligation on the Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder or by law or otherwise.

          10.  Voting Rights; Dividends; etc.
               -----------------------------

               (a) Unless and until a Default shall have occurred, the Grantor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the GSN Agreement provided that such action would not adversely affect the rights inuring to the Secured Party under this Agreement or the GSN Agreement.

               (b) Unless and until a Default shall have occurred, the Grantor shall be entitled to receive and retain any and all distributions paid on the Collateral other than liquidating or capital distributions.

               (c) Upon the occurrence of a Default, all rights of the Grantor to receive any distributions which the Grantor is authorized to receive pursuant to Section 10(b) shall cease, and all such rights shall thereupon become vested in the Secured Party, which shall have the sole and exclusive right and authority to receive and retain such distributions. All distributions which are received by the Grantor contrary to the provisions of this Section 10(c) shall be received in trust for the benefit of the Secured Party, shall be segregated from other property or funds of the Grantor and shall be forthwith delivered to the Secured Party as Collateral in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Secured Party pursuant to the provisions of this Section 10(c) shall be retained by the Secured Party in an account to be established by the Secured Party upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 12 hereof.

               (d) Upon the occurrence of a Default, all rights of the Grantor to exercise the voting and consensual rights shall cease, and all such rights shall thereupon become vested in the Secured Party, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers.

          Without limiting the effect of the foregoing, the Grantor does hereby constitute and appoint the Secured Party as its proxy, and the Secured Party shall have the right, upon the occurrence of a Default, to exercise all rights, benefits, privileges and powers accruing to the Grantor, as owner of the Collateral, including, without limitation, giving or withholding consent, calling and attending member meetings to be held from time to time with full power to vote and act for and in the name, place, and stead of the Grantor and in the same manner, to the same extent, and with the same effect that the Grantor would if personally present at such meetings, giving to the Secured Party full power of substitution and revocation, which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Collateral on the record books of the issuer thereof) by any person (including the issuer of the Collateral or any officer or agent thereof).

          11.  Remedies upon Default. Upon the occurrence of a Default, the
               ---------------------
Grantor agrees to assign all of its right, title and interest in the Collateral to the Secured Party on demand, and it is agreed that the Secured Party shall have the right, with or without legal process and with or without previous notice or demand for performance, to exercise any and all rights afforded to a secured party under, and subject to its obligations contained in, the UCC as in effect in any state or other applicable law. Without limiting the generality of the foregoing, the Grantor agrees that the Secured Party shall have the right, subject to the provisions of the Amended and Restated Operating Agreement for GSN (the "Operating Agreement") and the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Secured Party shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Grantor, and the Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which the Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

          The Secured Party shall give the Grantor 10 days' written notice (which the Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the UCC) of the Secured Party's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Secured Party may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Secured Party may (in its sole and absolute discretion) determine. The Secured Party shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. At any public sale made pursuant to this
Section 11, the Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of the Grantor (all said rights being also hereby waived and released to the extent permitted by law), with respect to the Collateral or any part thereof offered for sale and the Secured Party may make payment on account thereof by using any claim then due and payable to the Secured Party from the Grantor as a credit against the purchase price, and the Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Secured Party shall be free to carry out such sale and purchase pursuant to such agreement, and the Grantor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Secured Party shall have entered into such an agreement all defaults shall have been remedied and the Secured Obligations paid in full. The Grantor shall remain liable for any deficiency. As an alternative to exercising the power of sale herein conferred upon it, the Secured Party may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

          Notwithstanding anything in this Agreement to the contrary, Secured Party agrees for the benefit of GSN and each of the Designated Members (as defined in the Operating Agreement) that it shall not take any action under this Agreement that would result, and will cause any such action taken under this Agreement not to result, in any Transfer (as defined in the Operating Agreement) of Grantor's Membership Interest (as defined in the Operating Agreement) or of any of its Membership Interest Rights (as defined in the Operating Agreement) that is not a Permitted Transfer (as defined in the Operating Agreement). This paragraph shall not be amended without the prior written consent of GSN and each Designated Member.

          12.  Application of Proceeds. The Collateral or the proceeds of any
               ------------------------
collection or sale of Collateral shall be applied by the Secured Party as follows:

               FIRST, to the payment of all reasonable costs and expenses incurred by the Secured Party in connection with such collection or sale or otherwise in connection with this Agreement or the Secured Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

               SECOND, to the satisfaction of the Grantor's obligations under the GSN Agreement;

               THIRD, to the Grantor, its successors and assigns, or as a court of competent jurisdiction may otherwise direct.

Upon any sale of the Collateral by the Secured Party (including, without limitation, pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Secured Party or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Secured Party or such officer or be answerable in any way for the misapplication thereof.

          13.  Place of Business.
               -----------------

               (a) The Grantor hereby represents and warrants that its federal employer identification number is as set forth on Schedule I hereto.

               (b) The Grantor confirms that its chief executive office is located as indicated on Schedule I hereto. The Grantor agrees not to change, or permit to be changed, the location of its chief executive office unless all filings under the UCC or otherwise which are required by this Agreement to be made have been made and the Secured Party has a valid, legal and perfected first priority security interest.

          14.  Security Interest Absolute. All rights of the Secured Party
               --------------------------
hereunder, the Security Interest, and all obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the GSN Agreement, any other agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or consent to any departure from the GSN Agreement or any other agreement or instrument, (iii) any exchange, release or nonperfection of any other Collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Secured Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to, or discharge of, the Grantor, or any other obligor in respect of the Secured Obligations or in respect of this Agreement.

          15.  No Waiver. No failure on the part of the Secured Party to
               ---------
exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Secured Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Secured Party shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such party.

          16.  Secured Party Appointed Attorney-in-Fact. The Grantor hereby
               ----------------------------------------
appoints the Secured Party the attorney-in-fact of the Grantor solely for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.

          17.  Secured Party's Fees and Expenses. The Grantor shall be obligated
               ---------------------------------
to, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral,
(iii) the exercise or enforcement of any of the rights of the Secured Party hereunder, or (iv) the failure of any representation or warranty of the Grantor hereunder to be true and correct in all material respects or the failure by the Grantor to perform or observe any of the provisions hereof. In addition, the Grantor indemnifies and holds the Secured Party harmless from and against any and all liability incurred by the Secured Party hereunder or in connection herewith, unless such liability shall be due to the gross negligence or willful misconduct of the Secured Party. Any such amounts payable as provided hereunder or thereunder shall be additional Secured Obligations secured hereby.

          18.  Binding Agreement; Assignments. This Agreement, and the terms,
               ------------------------------
covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Grantor shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof except as contemplated by this Agreement.

          19.  Governing Law. This Agreement shall be construed in accordance
               -------------
with and governed by the laws of the State of Colorado, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular collateral are governed by the laws of a jurisdiction other than the State of Colorado.

          20.  Notices. All notices, consents, or other communications provided
               -------
for in this Agreement or otherwise required by law shall be in writing (including a written communication sent by telecopier) and may be given to or made upon the respective parties at the following mailing addresses:

          Grantor:       c/o Liberty Digital, Inc.
                         1100 Glendon Avenue
                         Suite 2000
                         Los Angeles, California 90024
                         Attention: Chief Executive Officer
                         Fax:  310/209-3605

          Secured Party:      Liberty Media Corporation
                              9197 South Peoria Street
                              Englewood, Colorado 80112
                              Attention: General Counsel
                              Fax:  720/875-5382

Such addresses may be changed by notice given as provided in this Section. Notices shall be effective upon the date of receipt; provided, however, that a notice (other than a notice of a changed address) sent by certified or registered U.S. mail, with postage prepaid, shall be presumed received no later than three (3) business days following the date of sending.

          21.  Severability. In case any one or more of the provisions contained
               ------------
in this Agreement should be invalid, illegal or unenforceable the remaining provisions contained herein shall not in any way be affected or impaired.

          22.  Section Headings. Section headings used herein are for
               ----------------
convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          23.  Counterparts. This Agreement may be executed in two or more
               ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective when a counterpart which bears the signature of the Grantor shall have been delivered to the Secured Party.

          24.  Termination. This Agreement and the Security Interest shall
               -----------
terminate when (a) all the Secured Obligations have been fully and indefeasibly satisfied, at which time the Secured Party shall execute and deliver to the Grantor all UCC termination statements and similar documents which the Grantor shall reasonably request to evidence such termination; provided, however, that
                                                       --------  -------
all indemnities of the Grantor contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement.

                           (Signature page follows)

          IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement as of the day and year first above written.

                                        LDIG GAMENET, INC.


                                        By:    ---------------------------------
                                        Name:  ---------------------------------
                                        Title: ---------------------------------


                                        LIBERTY MEDIA CORPORATION


                                        By:    ---------------------------------
                                        Name:  ---------------------------------
                                        Title: ---------------------------------

                                                               Schedule I to the
                                                              Security Agreement



                     Chief Executive Office of the Grantor
                     -------------------------------------

                         1100 Glendon Avenue
                         Suite 2000
                         Los Angeles, California 90024




                           Tradenames of the Grantor
                           -------------------------

                                     None



             Federal Employer Identification Number of the Grantor
             -----------------------------------------------------

                                  84-1555150